UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)  March 16, 2006

CNH CAPITAL RECEIVABLES LLC

CNH EQUIPMENT TRUST 2006-A
(Exact Name of Registrant as Specified in its Charter)

Delaware
Delaware
(State or Other Jurisdiction of Incorporation)

333-130656	39-1995297
333-130656-01	20-4456590
(Commission File Number)	(IRS Employer Identification No.)

100 South Saunders Road, Lake Forest, Illinois 60045

c/o The Bank of New York (Delaware), White Clay Center,

Route 273, Newark, Delaware 19711
(Address of Principal Executive Offices)   (Zip Code)

(847) 735-9200

(302) 283-8079
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On March 16, 2006, CNH Equipment Trust 2006-A publicly issued  $293,000,000 of Class A-1 Asset Backed Notes (the “Class A-1 Notes”), $280,000,000 of Class A-2 Asset Backed Notes (the “Class A-2 Notes”), $360,000,000 of Class A-3 Asset Backed Notes (the “Class A-3 Notes”), $181,350,000 of Class A-4 Asset Backed Notes (the “Class A-4 Notes”), and $35,650,000 of Class B Notes (the “Class B Notes and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, the “Notes”) pursuant to the registration statement filed with the Securities and Exchange Commission on Form S-3 (File No. 333-130656) on December 23, 2005 (as amended by pre-effective amendment no. 1 on February 6, 2006 and pre-effective amendment no. 2 on February 21, 2006).   The lead managers for the issuance of the Notes were Barclays Capital Inc. and Citigroup Capital Markets Inc. (the “Representatives”).  In connection with the offering described above, the Registrant is filing the final forms of the agreements listed below under exhibits.

Item 9.01.           Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits.

Exhibit No.	Document Description

1.1	Underwriting Agreement, dated as of March 7, 2006, among CNH Capital America LLC, CNH Capital Receivables LLC and the Representatives.

4.1	Indenture, dated as of March 1, 2006, between CNH Equipment Trust 2006-A and JP Morgan Chase Bank, N.A.

4.2	Trust Agreement, dated as of March 1, 2006, among the CNH Capital Receivables LLC and The Bank of New York.

4.3	Sale and Servicing Agreement, dated as of March 1, 2006, among CNH Capital Receivables LLC, New Holland Credit Company, LLC and CNH Equipment Trust 2006-A.

4.4	Purchase Agreement, dated as of March 1, 2006, between CNH Capital Receivables LLC and CNH Capital America LLC.

4.5	Administration Agreement, dated as of March 1, 2006, among New Holland Credit Company, LLC, CNH Equipment Trust 2006-A and JPMorgan Chase Bank, N.A.

4.6	Backup Servicing Agreement, dated as of March 1, 2006, among CNH Capital

Receivables LLC, New Holland Credit Company, LLC, CNH Equipment Trust 2006-A and Systems and Services Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, CNH Capital Receivables LLC and the Co-Registrant, CNH Equipment Trust 2006-A by its Administrator, New Holland Credit Company, LLC, have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 16, 2006	CNH Capital Receivables LLC (Registrant)

	By:	/s/ Brian O’Keane
	Name:	Brian O’Keane
	Title:	Treasurer

March 16, 2006	CNH EQUIPMENT TRUST 2006-A
By: New Holland Credit Company, LLC, Administrator of CNH Equipment Trust 2006-A (Co-Registrant)

	By:	/s/ Brian O’Keane
	Name:	Brian O’Keane
	Title:	Treasurer